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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-11503.

                                                         /s/ Arthur Andersen LLP
                                                         Arthur Andersen LLP

Cincinnati, Ohio
March 20, 1998



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